UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

WestRock Company
(Exact name of registrant as specified in its charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 9, 2023, WestRock Company (the “Company”) issued a press release announcing the Company’s financial results for the fourth quarter of fiscal 2023 and full year fiscal 2023. A copy of the press release is attached as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in any such filings.

Item 7.01.	Regulation FD Disclosure.

Due to its proposed business combination with Smurfit Kappa Group plc, the Company will not host a conference call to discuss its financial results for the fourth quarter of fiscal 2023 and full year fiscal 2023. However, on November 9, 2023, the Company released a slide presentation regarding its financial results for these periods. A copy of the presentation is attached as Exhibit 99.2.

The information provided pursuant to this Item 7.01, including Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits
	99.1	WestRock Reports Strong Fourth Quarter Fiscal 2023 Results
	99.2	WestRock Q4 FY2023 Results
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: November 9, 2023	By:	/s/ Alexander W. Pease
Alexander W. Pease
Executive Vice President and
Chief Financial Officer